SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         October 16, 1998


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112

Item 5.        Other Events.

          On October 16, 1998, Registrant executed a Pricing Agreement with Morgan Stanley & Co. Incorporated as Representatives of the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 6.95% Notes due October 23, 2038 pursuant to an Underwriting Agreement dated September 23, 1997 with Morgan Stanley & Co. Incorporated relating to debt securities.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit No.

   1(a) Pricing Agreement, dated October 16, 1998, among Registrant, Sears, Roebuck and Co. and Morgan Stanley & Co. Incorporated.

   1(b) Underwriting Agreement, dated September 23, 1997, among Registrant, Sears, Roebuck and Co. and Morgan Stanley & Co. Incorporated. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4  Form of 6.95% Note.

   5 Opinion of Nancy K. Bellis dated October 23, 1998, relating to the validity of $250,000,000 aggregate principal amount of 6.95% Notes due October 23, 2038.

   23  Consent of Nancy K. Bellis (included in Exhibit 5).



          SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  November 12, 1998           By:/S/ George F. Slook
                                         George F. Slook
                                     Vice President, Finance and
                                     Assistant Secretary


                          EXHIBIT INDEX

Exhibit No.

   1(a) Pricing Agreement, dated October 16, 1998, among Registrant, Sears, Roebuck and Co. and Morgan Stanley & Co. Incorporated.

   1(b) Underwriting Agreement, dated September 23, 1997, among Registrant, Sears, Roebuck and Co. and Morgan Stanley & Co. Incorporated. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4   Form of 6.95% Note.

   5 Opinion of Nancy K. Bellis dated October 23, 1998, relating to the validity of $250,000,000 aggregate principal amount of 6.95% Notes due October 23, 2038.

  23  Consent of Nancy K. Bellis (included in Exhibit 5).